UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 14, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

            0-20852                                    16-1387013
            -------                                    ----------
    (Commission File Number)                (I.R.S. Employer Identification No.)


                 2000 Technology Parkway, Newark, New York   14513
                 ---------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 14, 2004, Ultralife Batteries, Inc. (the "Company") announced that John D. Kavazanjian, president and chief executive officer, has adopted a pre-arranged stock trading plan to exercise a portion of his Ultralife Batteries stock options and sell the common stock received on exercise as part of his individual long-term strategy for asset diversification and liquidity. The Company's press release, attached as Exhibit 99.1 to this Form 8-K, and the information set forth therein is furnished under item 7.01.


Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

           (c) Exhibits.

               99.1    Press Release dated December 14, 2004.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ULTRALIFE BATTERIES, INC.

Dated: December 14, 2004                     By: /s/ Peter F. Comerford
                                                 ----------------------
                                                 Peter F. Comerford
                                                 Vice President Administration &
                                                 General Counsel

                                INDEX TO EXHIBITS


(99)   Additional Exhibits

       99.1    Press Release dated December 14, 2004.